SCHEDULE OF INVESTMENTS
Thornburg New York Intermediate Municipal Fund	June 30, 2020 (Unaudited)

Issuer-Description		PRINCIPAL AMOUNT	VALUE
	MUNICIPAL BONDS — 99.1%
	City of New York (City Budget Financial Management) GO, Series G, 5.00% due 8/1/2030	$1,000,000	$ 1,145,090
	City of New York GO,
	Series A, 5.00% due 8/1/2039	1,000,000	1,249,130
	Series F1, 5.00% due 4/1/2037	940,000	1,150,052
	County of Nassau (Insured: BAM) GO, Series B, 5.00% due 4/1/2026	1,000,000	1,128,670
	County of Suffolk GO, Series I, 2.50% due 7/23/2020	750,000	750,637
	Erie County Fiscal Stability Authority, Series D, 5.00% due 9/1/2034	850,000	1,073,516
	Guam Waterworks Authority (Water and Wastewater System), 5.00% due 7/1/2028 - 7/1/2036	1,500,000	1,693,915
	Hempstead Town Local Development Corp. (Hofstra University), 5.00% due 7/1/2028	500,000	519,870
	Hudson Yards Infrastructure Corp. (Hudson Yards Subway Station), Series A, 5.00% due 2/15/2035	1,000,000	1,203,140
	Long Island Power Authority (Electric System Capital Improvements; Insured: AGC), Series C, 5.25% due 9/1/2029	645,000	855,154
	Metropolitan Transportation Authority (Green Bond), Series C-1, 5.00% due 11/15/2028	1,000,000	1,142,000
	Metropolitan Transportation Authority (Transit and Commuter System), Series B-1, 5.00% due 5/15/2022	600,000	628,788
	Monroe County (Monroe Community College Association, Inc.; Insured: AGM) IDC, 5.00% due 1/15/2028 - 1/15/2029	550,000	618,096
	Nassau County Sewer & Storm Water Finance Authority (Sewerage and Storm Water Resource Facilities), Series A, 5.00% due 10/1/2021 - 10/1/2031	1,675,000	1,940,711
	New York City Health and Hospitals Corp. (Healthcare Facilities Improvements) GO, Series A, 5.00% due 2/15/2025	1,000,000	1,003,330
	New York City Transitional Finance Authority Future Tax Secured Revenue,
	Series A1, 5.00% due 8/1/2038	1,000,000	1,231,320
	Series A2, 5.00% due 5/1/2039	1,000,000	1,248,220
[a]	New York City Water & Sewer System (SPA Landesbank Hessen-Thuringen), Series FF-2, 0.12% due 6/15/2044 (put 7/1/2020)	1,100,000	1,100,000
[a]	New York City Water & Sewer System (SPA State Street Bank and Trust Co.), 0.14% due 6/15/2045 (put 7/1/2020)	775,000	775,000
	New York State Dormitory Authority, Series A, 5.00% due 2/15/2032	1,000,000	1,232,600
	New York State Dormitory Authority (Barnard College), Series A, 4.00% due 7/1/2024 - 7/1/2025	350,000	393,255
	New York State Dormitory Authority (Columbia University Teachers College), Series A, 5.00% due 7/1/2027	750,000	816,210
	New York State Dormitory Authority (Green Bond-Cornell University), Series D, 5.00% due 7/1/2036	500,000	761,365
	New York State Dormitory Authority (Metropolitan Transportation Authority & State Urban Development Corp.), Series A, 5.00% due 12/15/2027	1,500,000	1,658,490
	New York State Dormitory Authority (Northwell Health Obligated Group), Series A, 5.00% due 5/1/2033	100,000	123,845
	New York State Dormitory Authority (School District Financing Program) (State Aid Withholding), Series C, 5.00% due 10/1/2023	575,000	651,061
	New York State Dormitory Authority (School District Financing Program; Insured: AGM) (State Aid Withholding),
	Series A, 5.00% due 10/1/2028	200,000	233,348
	Series H,
	5.00% due 10/1/2024	480,000	507,542
	5.00% due 10/1/2024 (pre-refunded 10/1/2021)	520,000	550,675
	New York State Dormitory Authority (St. John’s University; Insured: Natl-Re), Series C, 5.25% due 7/1/2022	1,000,000	1,088,280
	New York State Dormitory Authority (State of New York Personal Income Tax Revenue), Series D, 4.00% due 2/15/2040	500,000	585,640
	New York State Dormitory Authority (State of New York Sales Tax Revenue), Series A, 5.00% due 3/15/2033	500,000	608,180
	New York State Environmental Facilities Corp. (State of New York State Revolving Fund), 5.00% due 6/15/2029	1,000,000	1,043,350
[a]	New York State Housing Finance Agency (LOC Landesbank Hessen-Thuringen), Series A, 0.14% due 11/1/2046 (put 7/1/2020)	400,000	400,000
	Oneida County Local Development Corp. (Utica College), 5.00% due 7/1/2025 - 7/1/2032	855,000	976,738
	Onondaga Civic Development Corp. (State University of New York Upstate Medical University), 5.50% due 12/1/2031	1,000,000	1,059,860
	Port Authority of New York & New Jersey AMT, 5.00% due 11/1/2039	200,000	247,126
	Sales Tax Asset Receivable Corp. (New York Local Government Assistance Corp.), Series A, 5.00% due 10/15/2029 - 10/15/2031	2,250,000	2,641,045
	State of New York Mortgage Agency, Series 223, 2.65% due 10/1/2034	450,000	464,296
	Syracuse Industrial Development Agency (Syracuse City School District) (State Aid Withholding), 5.25% due 5/1/2026	2,150,000	2,233,893
	Tompkins County Development Corp. (Ithaca College Project), 5.00% due 7/1/2034 - 7/1/2037	820,000	983,490
	Town of Amherst Development Corp. (University at Buffalo Foundation Facility-Student Housing; Insured: AGM) ETM, Series A, 5.00% due 10/1/2020	1,000,000	1,011,600
	Triborough Bridge & Tunnel Authority (MTA Bridges and Tunnels) GO,
	Series A,
	5.00% due 11/15/2028 (pre-refunded 5/15/2024)	1,000,000	1,178,410
	5.00% due 11/15/2029	1,000,000	1,148,000
	Troy Capital Resource Corp. (Rensselaer Polytechnic Institute), Series A, 5.00% due 9/1/2038	250,000	297,415
	Utility Debt Securitization Authority (Long Island Power Authority-Electric Service), Series TE, 5.00% due 12/15/2029 - 12/15/2030	2,000,000	2,288,880
	West Seneca Central School District (Facilities Improvements; Insured: BAM) (State Aid Withholding) GO, 5.00% due 11/15/2023	1,300,000	1,483,352
	Westchester County Local Development Corp. (Miriam Osborn Memorial Home Association Obligated Group), 5.00% due 7/1/2029 - 7/1/2034	450,000	501,588
	Total Investments — 99.1% (Cost $45,101,063)		$47,626,173
	Other Assets Less Liabilities — 0.9%		435,876
	Net Assets — 100.0%		$48,062,049

Footnote Legend
a	Variable, floating, step, or fixed to floating rate securities are securities for which interest rate changes are based on changes in a designated base rate or on a predetermined schedule . The rates shown are those in effect on June 30, 2020.

SCHEDULE OF INVESTMENTS, Continued
Thornburg New York Intermediate Municipal Fund	June 30, 2020 (Unaudited)

Portfolio Abbreviations
To simplify the listings of securities, abbreviations are used per the table below:
AGC	Insured by Assured Guaranty Corp.
AGM	Insured by Assured Guaranty Municipal Corp.
AMT	Alternative Minimum Tax
BAM	Insured by Build America Mutual Insurance Co.
ETM	Escrowed to Maturity
GO	General Obligation
IDC	Industrial Development Corp.
LOC	Letter of Credit
Natl-Re	Insured by National Public Finance Guarantee Corp.
SPA	Stand-by Purchase Agreement

NOTES TO SCHEDULE OF INVESTMENTS
Thornburg New York Intermediate Municipal Fund	June 30, 2020 (Unaudited)

NOTE 1 – ORGANIZATION
Thornburg New York Intermediate Municipal Fund (the “Fund”) is a non-diversified series of Thornburg Investment Trust (the “Trust”). The Trust was organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund is currently one of twenty-two separate series of the Trust. Each series is considered to be a separate entity for financial reporting and tax purposes. The Fund currently offers two classes of shares of beneficial interest: Class A and Institutional Class (“Class I”).
NOTE 2 – SECURITY VALUATION
Valuation of the Fund’s portfolio investment securities is performed in accordance with policies and procedures adopted by and under the oversight of the Trustees.
The Trustees of the Trust have appointed Thornburg Investment Management, Inc., the Trust’s investment advisor (the "Advisor") to assist the Trustees with obtaining fair market values for portfolio investments, evaluating and monitoring professional pricing service providers appointed by the Trustees’ Audit Committee (the "Audit Committee") to assist in determining fair values for portfolio investments, assisting in calculating fair values for portfolio investments in certain circumstances, and performing other functions in connection with the valuation of investments. The Advisor acts through its Valuation and Pricing Committee (the “Committee”) and other employees of the Advisor. The Committee regularly reviews its own valuation calculations, reviews the valuations, valuation techniques and services furnished by pricing service providers, considers circumstances which may require valuation calculations by the Committee, and reviews previous valuation calculations. The Committee reports to the Audit Committee on the Committee’s activities, the performance of pricing service providers, and other matters relating to valuation of portfolio investments.
In those instances when the Committee assists in calculating a fair value for a portfolio investment, the Committee seeks to determine the price that the Fund would reasonably expect to receive upon a sale of the investment in an orderly transaction between market participants on the valuation date. The Committee customarily utilizes quotations from securities broker dealers in calculating valuations, but also may utilize prices obtained from pricing service providers or other methods approved by the Audit Committee. Because fair values calculated by the Committee are estimates, the calculation of a value for an investment may differ from the price that would be realized by the Fund upon a sale of the investment, and the difference could be material to the Fund’s financial statements. The Committee’s calculation of a fair value for an investment may also differ from the prices obtained by other persons (including other mutual funds) for the investment.
Valuation of Securities: Debt obligations held by the Fund which are not listed or traded on exchanges or for which no reported market exists are ordinarily valued at the valuation obtained from a pricing service provider approved by the Audit Committee.
In any case when a pricing service provider fails to provide a valuation for a debt obligation held by the Fund, the Committee calculates a fair value for the obligation using alternative methods under procedures approved by the Audit Committee. Additionally, in cases when management believes that a valuation obtained from a pricing service provider is stale, does not reflect material factors affecting the valuation of the investment, is significantly different than the value the Fund is likely to obtain if it sought a bid for the investment, or is otherwise unreliable, the Committee calculates a fair value for the obligation using an alternative method approved by the Audit Committee.
Valuation Hierarchy: The Fund categorizes its investments based upon the inputs used in valuing those investments, according to a three-level hierarchy established in guidance from the Financial Accounting Standards Board (the "FASB"). Categorization of investments using this hierarchy is intended by the FASB to maximize the use of observable inputs in valuing investments and minimize the use of unobservable inputs by requiring that the most observable inputs be used when available. Observable inputs are those that market participants would use in valuing an investment based on available market information. Unobservable inputs are those that reflect assumptions about the information market participants would use in valuing an investment. An investment’s level within the hierarchy is based on the lowest level input that is deemed significant to the valuation. The methodologies and inputs used to value investments are not necessarily indications of the risk or liquidity associated with those investments.
Various inputs are used in calculating valuations for the Fund’s investments. These inputs are generally summarized according to the three-level hierarchy below:
Level 1: Quoted prices in active markets for identical investments.
Level 2: Other direct or indirect significant observable inputs (including quoted prices for similar investments in active markets and other observable inputs, such as interest rates, prepayment rates, credit ratings, etc.).
Level 3: Significant unobservable inputs (including the Committee’s own assumptions in calculating the fair values of investments).
Valuations for debt obligations held by the Fund are typically calculated by pricing service providers approved by the Audit Committee and are generally characterized as Level 2 within the valuation hierarchy.

NOTES TO SCHEDULE OF INVESTMENTS, Continued
Thornburg New York Intermediate Municipal Fund	June 30, 2020 (Unaudited)

In a limited number of cases the Committee calculates a fair value for investments using broker quotations or other methods approved by the Audit Committee. When the Committee uses a single broker quotation to calculate a fair value for an investment without other significant observable inputs, or if a fair value is calculated using other significant inputs that are considered unobservable, the investment is characterized as Level 3 within the hierarchy. Other significant unobservable inputs used to calculate a fair value in these instances might include an income-based valuation approach which considers discounted anticipated future cash flows from the investment and application of discounts due to the nature or duration of any restrictions on the disposition of the investment.
Valuations based upon the use of inputs from Levels 1, 2 or 3 may not represent the actual price received upon the disposition of an investment, and the Fund may receive a price that is lower than the valuation based upon these inputs when it sells the investment.